UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EMPOWER FUNDS, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

May 6, 2025

Dear Shareholder,

We are writing to inform you of the upcoming annual meeting of shareholders of Empower Funds, Inc. (“Empower Funds”) to vote on the proposal discussed in the enclosed proxy statement. The meeting will be held on July 22, 2025, at 8515 East Orchard Road, Greenwood Village, Colorado 80111 at 10:00 a.m. Mountain Standard Time. We are asking shareholders to elect eight members to the Board of Directors of Empower Funds.

The question and answer section that follows discusses the proposal. The proxy statement itself provides greater detail about the proposal. The Board of Directors of Empower Funds recommends that you read the enclosed materials carefully and vote FOR the election of eight members to the Board of Directors.

You may vote in person at the meeting or choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting):

•	Mail: Complete and return the enclosed proxy card.
•

Internet: Access the website shown on your proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on July 22, 2025 (the “Notice of Internet Availability of Proxy Materials”) and follow the instructions.

•	Telephone: Call the toll-free number shown on your proxy card or on the Notice of Internet Availability of Proxy Materials and follow the instructions.

Thank you for your response and your continued investment in Empower Funds.

Sincerely,

Jonathan D. Kreider President & Chief Executive Officer Empower Funds, Inc.

Important Information for Empower Funds, Inc. Shareholders

Empower Aggressive Profile Fund	Empower Lifetime 2040 Fund
Empower Bond Index Fund	Empower Lifetime 2045 Fund
Empower Conservative Profile Fund	Empower Lifetime 2050 Fund
Empower Core Bond Fund	Empower Lifetime 2055 Fund
Empower Core Strategies: Flexible Bond Fund	Empower Lifetime 2060 Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Lifetime 2065 Fund
Empower Core Strategies: International Equity Fund	Empower Mid Cap Value Fund
Empower Core Strategies: U.S. Equity Fund	Empower Moderate Profile Fund
Empower Emerging Markets Equity Fund	Empower Moderately Aggressive Profile Fund
Empower Global Bond Fund	Empower Moderately Conservative Profile Fund
Empower High Yield Bond Fund	Empower Multi-Sector Bond Fund
Empower Inflation-Protected Securities Fund	Empower Real Estate Index Fund
Empower International Growth Fund	Empower S&P 500® Index Fund
Empower International Index Fund	Empower S&P Mid Cap 400® Index Fund
Empower International Value Fund	Empower S&P Small Cap 600® Index Fund
Empower Large Cap Growth Fund	Empower SecureFoundation® Balanced ETF Fund
Empower Large Cap Value Fund	Empower SecureFoundation® Balanced Fund
Empower Lifetime 2015 Fund	Empower Short Duration Bond Fund
Empower Lifetime 2020 Fund	Empower Small Cap Growth Fund
Empower Lifetime 2025 Fund	Empower Small Cap Value Fund
Empower Lifetime 2030 Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower Lifetime 2035 Fund	Empower U.S. Government Securities Fund

(the “Fund(s)”)

At an annual meeting of shareholders of Empower Funds Inc. (“Empower Funds”), you will be asked to vote on the election of members to the Board of Directors (the “Board”).

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.	Why am I being asked to elect members of the Board of Directors?

A.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that two-thirds of the directors of a registered investment company such as Empower Funds be elected by shareholders of the registered investment company. The Board currently consists of six directors, five of whom have been elected by shareholders and one of whom was appointed by the Board but has not previously been elected by shareholders. Two of the six directors who were elected by shareholders will be retiring on May 1, 2026, pursuant to the retirement policy adopted by the Board, which will result in two vacancies. During a transition period, both the retiring directors as well as their successors will serve as directors and the Board will consist of eight directors.

You are being asked to re-elect the five directors previously elected by shareholders: Gail H. Klapper, Stephen G. McConahey, James A. Hillary, R. Timothy Hudner and Steven A. Lake; to elect two new directors to fill the retirement vacancies: Rebecca L. Kourlis and J. Jesus Salazar; and elect the director previously appointed by the Board: Jonathan D. Kreider. If elected, Rebecca L. Kourlis and J. Jesus Salazar will be directors who are not “interested persons” of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act. The Board unanimously recommends that you vote to re-elect Gail H. Klapper, Stephen G. McConahey, James A. Hillary, R. Timothy Hudner and Steven A. Lake and elect Jonathan D. Kreider, Rebecca L. Kourlis and J. Jesus Salazar to the Board.

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Q.	What will happen if proposed members of the Board are not approved by the shareholders?

A.

If shareholders do not approve the proposed Board members, the Board of Directors will take such action as it deems to be in the best interests of the Funds, which may include additional solicitation or resubmitting the proposal to shareholders.

Q.	Who will pay for the cost of this proxy statement?

A.

Empower Funds retained Broadridge Financial Solutions, Inc. for the solicitation, printing, and mailing, and other expenses associated with the proxy statement. Such expenses (as well as legal fees) are estimated to amount to approximately $1,000,000 in total, which will be paid by the Funds subject to their respective expense caps, if applicable. The $1,000,000 represents the total amount of the expense associated with the proxy statement, not just solicitation.

VOTING INFORMATION

Q.	Who is eligible to vote for the Proposal?

A.	Any person who owned shares of a Fund (directly or beneficially) on the “record date,” which is April 25, 2025 (even if that person has since sold those shares).

Q.	Whom do I call if I have questions?

A.

If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call the proxy information line toll-free at (844) 202-6096. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time. Please have your proxy materials available when you call.

Q.	How can I vote?

A.	You may vote in any of four ways:

•

Through the internet at www.proxyvote.com. Please follow the instructions on your proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on July 22, 2025 (the “Notice of Internet Availability of Proxy Materials”).

•	By telephone, with a toll-free call to the phone number indicated on the proxy card or on the Notice of Internet Availability of Proxy Materials.
•	By mailing in your proxy card.
•	In person at the meeting in Greenwood Village, Colorado on July 22, 2025.

We encourage you to vote via the internet or telephone by following the instructions on your proxy card or Notice of Internet Availability of Proxy Materials, as these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Will Empower Funds contact me?

A.

You may receive a call from representatives of the proxy solicitation firm retained by Empower Funds to verify that you received your proxy materials and to answer any questions you may have about the proposal.

Q.	How does the Board of Directors recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote FOR the proposal.

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IMPORTANT INFORMATION FOR SHAREHOLDERS

EMPOWER FUNDS, INC.

Empower Aggressive Profile Fund	Empower Lifetime 2040 Fund
Empower Bond Index Fund	Empower Lifetime 2045 Fund
Empower Conservative Profile Fund	Empower Lifetime 2050 Fund
Empower Core Bond Fund	Empower Lifetime 2055 Fund
Empower Core Strategies: Flexible Bond Fund	Empower Lifetime 2060 Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Lifetime 2065 Fund
Empower Core Strategies: International Equity Fund	Empower Mid Cap Value Fund
Empower Core Strategies: U.S. Equity Fund	Empower Moderate Profile Fund
Empower Emerging Markets Equity Fund	Empower Moderately Aggressive Profile Fund
Empower Global Bond Fund	Empower Moderately Conservative Profile Fund
Empower High Yield Bond Fund	Empower Multi-Sector Bond Fund
Empower Inflation-Protected Securities Fund	Empower Real Estate Index Fund
Empower International Growth Fund	Empower S&P 500® Index Fund
Empower International Index Fund	Empower S&P Mid Cap 400® Index Fund
Empower International Value Fund	Empower S&P Small Cap 600® Index Fund
Empower Large Cap Growth Fund	Empower SecureFoundation® Balanced ETF Fund
Empower Large Cap Value Fund	Empower SecureFoundation® Balanced Fund
Empower Lifetime 2015 Fund	Empower Short Duration Bond Fund
Empower Lifetime 2020 Fund	Empower Small Cap Growth Fund
Empower Lifetime 2025 Fund	Empower Small Cap Value Fund
Empower Lifetime 2030 Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower Lifetime 2035 Fund	Empower U.S. Government Securities Fund

(the “Fund(s)”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 22, 2025

Dear Shareholder:

You are hereby notified that Empower Funds, Inc. (“Empower Funds”) will hold an annual meeting of shareholders (the “Meeting”) at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on July 22, 2025, at 10:00 a.m. Mountain Standard Time. The Meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

PROPOSAL - To elect eight members of the Board of Directors.

Shareholders of record of the Funds at the close of business on the record date, April 25, 2025, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of the Funds, including asset allocation funds that are series of Empower Funds and Empower Capital Management, LLC, which provided initial capital for certain of the Funds, as well as owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Funds. The proxy statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on July 22, 2025 (the “Notice of Internet Availability of Proxy Materials”), are being mailed on or about May 23, 2025.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By telephone:	Please call the toll-free number listed on your proxy card or on the Notice of Internet Availability of Proxy Materials and follow the instructions. Please have your proxy card

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available or Notice of Internet Availability of Proxy Materials available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Standard Time, on July 21, 2025.

2.	By internet:

Visit www.proxyvote.com and follow the instructions. Please have your proxy card or Notice of Internet Availability of Proxy Materials available. Votes submitted via the internet must be received by 11:59 p.m., Mountain Standard Time, on July 21, 2025.

3.	By mail:

Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free (844) 202-6096. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed proxy is being solicited by the Board of Directors of Empower Funds. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors

Ryan L. Logsdon Chief Legal Officer & Secretary Empower Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card or on the Notice of Internet Availability of Proxy Materials). Just follow the instructions that appear on your proxy card or on the Notice of Internet Availability of Proxy Materials. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the Meeting and vote your shares in person at the Meeting at that time, you will still be able to do so.

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EMPOWER FUNDS, INC.

Empower Aggressive Profile Fund	Empower Lifetime 2040 Fund
Empower Bond Index Fund	Empower Lifetime 2045 Fund
Empower Conservative Profile Fund	Empower Lifetime 2050 Fund
Empower Core Bond Fund	Empower Lifetime 2055 Fund
Empower Core Strategies: Flexible Bond Fund	Empower Lifetime 2060 Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Lifetime 2065 Fund
Empower Core Strategies: International Equity Fund	Empower Mid Cap Value Fund
Empower Core Strategies: U.S. Equity Fund	Empower Moderate Profile Fund
Empower Emerging Markets Equity Fund	Empower Moderately Aggressive Profile Fund
Empower Global Bond Fund	Empower Moderately Conservative Profile Fund
Empower High Yield Bond Fund	Empower Multi-Sector Bond Fund
Empower Inflation-Protected Securities Fund	Empower Real Estate Index Fund
Empower International Growth Fund	Empower S&P 500® Index Fund
Empower International Index Fund	Empower S&P Mid Cap 400® Index Fund
Empower International Value Fund	Empower S&P Small Cap 600® Index Fund
Empower Large Cap Growth Fund	Empower SecureFoundation® Balanced ETF Fund
Empower Large Cap Value Fund	Empower SecureFoundation® Balanced Fund
Empower Lifetime 2015 Fund	Empower Short Duration Bond Fund
Empower Lifetime 2020 Fund	Empower Small Cap Growth Fund
Empower Lifetime 2025 Fund	Empower Small Cap Value Fund
Empower Lifetime 2030 Fund	Empower T. Rowe Price Mid Cap Growth Fund
Empower Lifetime 2035 Fund	Empower U.S. Government Securities Fund

(the “Fund(s))

PROXY STATEMENT

Executive Offices: 8515 East Orchard Road

Greenwood Village, Colorado 80111

Mailing Address: P.O. Box 1700

Denver, Colorado 80201

ANNUAL MEETING OF SHAREHOLDERS

July 22, 2025

Introduction

This proxy statement is furnished in connection with the solicitation of a proxy by the Board of Directors (the “Board”) of Empower Funds, Inc. (“Empower Funds”), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Funds (the “Meeting”), to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, on July 22, 2025, at 10:00 a.m. Mountain Standard Time.

You will find this proxy statement divided into three parts:

Part 1 Provides details of the proposal to elect eight members of the Board of Directors

Part 2 Provides information about ownership of shares of the Funds

Part 3  Provides information on proxy voting and the operation of the Meeting

We anticipate that the proxy statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on July 22, 2025 (the “Notice of Internet Availability of Proxy Materials”), will be mailed on or about May 23, 2025.

The Board has fixed the close of business on April 25, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the

Funds include insurance company separate accounts, owners of individual retirement accounts (“IRAs”), qualified retirement plans (collectively, “Permitted Accounts”), asset allocation funds that are series of Empower Funds (the “Asset Allocation Funds”), and Empower Capital Management, LLC (“ECM”), which provided initial capital for certain of the Funds. Only shareholders of the Funds and variable contract owners with contract values allocated to an insurance company separate account sub-account that invests in a Fund (“Contract Owners”) are eligible to vote or provide voting instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 22, 2025

The proxy statement and related materials are available at www.proxyvote.com. On this website, you will also be able to access the Notice of Annual Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

The most recent annual and semi-annual reports of the Funds, including financial statements, have been previously made available to shareholders. You may obtain an additional copy of a Fund’s most recent annual and semi-annual reports including financial statements, without charge by writing to Empower Funds at 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

You are being asked to consider and vote on the following proposal:

Proposal 1:   To elect eight members of the Board of Directors of Empower Funds.

To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board, including all of the directors who are not “interested persons” of Empower Funds, recommends that shareholders vote FOR the proposal.

Fund Service Providers

The investment adviser to Empower Funds is ECM. The principal underwriter and distributor of Empower Funds is Empower Financial Services, Inc. (“EFSI” or “Distributor”). Empower Retirement, LLC (“Empower”) provides certain recordkeeping, administrative and shareholder services for Empower Funds pursuant to a shareholder services agreement between Empower and Empower Funds. ECM, EFSI and Empower are subsidiaries of Empower Annuity Insurance Company of America (“Empower of America”) and are all located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PART 1

DESCRIPTION OF PROPOSAL TO ELECT MEMBERS TO THE BOARD OF DIRECTORS

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that two-thirds of the directors of a registered investment company such as Empower Funds be elected by shareholders of the registered investment company. It is proposed that eight directors be elected at the Meeting. The Board currently consists of six directors, five of whom have been elected by shareholders and one of whom was appointed by the Board. Two of the six directors who were elected by shareholders will be retiring on May 1, 2026, pursuant to the retirement policy adopted by the Board. As a result of the impending retirements, there will be two vacancies on the Board. During a transition period, both the retiring directors as well as their successors will serve as directors and the Board will consist of eight directors. You are being asked to re-elect the five Directors previously elected by shareholders, Gail H. Klapper, Stephen G. McConahey, James A. Hillary, R. Timothy Hudner and Steven A. Lake (the “Current Directors”), each of whom are independent directors. A director who is not an “interested person” of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act, is referred to as an “Independent Director.” You are also being asked to elect Jonathan D. Kreider, Rebecca L. Kourlis and J. Jesus Salazar (the “Nominees”) to the Board. Ms. Kourlis and Mr. Salazar will be Independent Directors, if elected. Mr. Kreider is currently a member of the Board after having been appointed by the Board but has not previously been elected by shareholders and is an interested director. An “Interested Director” refers to a director who is an “interested person” of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with ECM. The Board unanimously recommends that you vote to re-elect Gail H. Klapper, Stephen G. McConahey, James A. Hillary, R. Timothy Hudner and Steven A. Lake and to elect Jonathan D. Kreider, Rebecca L. Kourlis and J. Jesus Salazar to the Board.

The Board selected Ms. Kourlis and Mr. Salazar as Independent Directors after they were nominated and approved by the other Independent Directors of Empower Funds. Mr. Kreider was approved on February 12, 2020, and Ms. Kourlis and Mr. Salazar were nominated and approved on December 10, 2024.

Each Current Director and Nominee has consented to serve as a director. The Board knows of no reason why any of the Current Directors or Nominees will be unable to serve, but if for any reason a Current Director or Nominee should become unable or unwilling to stand for election as director, either the shares represented by all voting instruction cards authorizing votes for such Current Director or Nominee will be voted for the election of such other person(s) as the Board may recommend or the number of directors to be elected at the Meeting will be reduced accordingly.

Set forth below is information about the three Nominees.

Independent Director Nominees

Ms. Rebecca L. Kourlis has consented to be named and will begin serving as a member of the Board following election by shareholders of the Funds. Ms. Kourlis is not an interested person of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Kourlis is the co-founder of Decisioncraft ADR, an alternative dispute resolution firm which provides services including arbitration, mediation and facilitating public policy dispute resolution. Prior to that, Ms. Kourlis was the founder of the Institute for the Advancement of the American Legal System at the University of Denver, an applied research institute dedicated to improving the delivery of justice. Ms. Kourlis also served Colorado’s judiciary for nearly two decades, first as a trial court judge and then as a justice of the Colorado Supreme Court. Ms. Kourlis currently serves on the Federal Judicial Center Foundation Board, Boettcher Foundation Board of Trustees, Graland Country Day School Foundation Board of Trustees and the ADR.com Board of Trustees and she chairs the Colorado Forum committee on agriculture. Ms. Kourlis earned a bachelor’s degree in English from Stanford University and a juris doctor law degree from Stanford University Law School. The Board considered Ms. Kourlis’s legal training and practice, her executive and board experience, and her academic background.

Mr. J. Jesus Salazar has consented to be named and will begin serving as a member of the Board following election by shareholders of the Funds. Mr. Salazar is not an interested person of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Salazar is the Chief Executive Officer of Pico AI Inc., a software company with the purpose of minimizing the total cost of ownership of commercial building. Prior to that, Mr. Salazar was Chief Executive Officer of Prosono, a company working to accelerate the achievement of the World 2030 Sustainable Development Goals. He also spent 16 years developing and managing various technology and innovation projects for multiple companies. Mr. Salazar serves as the chairman of the board of trustees of Colorado School of Mines and is the vice-chair of Pinnacol Assurance. He currently serves on the boards of the Denver Museum of Nature and Science, Elevate Quantum, and Energize Colorado and is the chairman emeritus of Rocky Mountain Public Broadcasting and Colorado Succeeds. Mr. Salazar received a bachelor’s degree in math and computer science and a master’s degree in engineering and technology management at the Colorado School of Mines. The Board considered Mr. Salazar’s leadership and executive experience, his board experience, and his academic background.

Interested Director Nominee

Mr. Jonathan D. Kreider has consented to be named and is currently a member of the Board. Mr. Kreider has served on the Board since 2020. He is an interested person of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act, because he is the President & Chief Executive Officer of ECM. Mr. Kreider is Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”). Prior to his role at Empower Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado and a master’s degree in business administration from the University of Colorado. He is a member of the CFA Society of Colorado and is a chartered financial analyst charterholder. The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of ECM, his leadership and business experience in the asset management industry, his academic background, and his experience as a director of Empower Funds since 2020.

Set forth below is certain information concerning the Current Directors who have been previously elected by shareholders.

Current Independent Directors

Ms. Klapper is currently a member of the Board and is retiring from the Board on May 1, 2026. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also Member/President of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado; a director of Gold, Inc., a distributor of children’s clothing, and health and safety products; a member of the Colorado State Fair Board Authority; and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper was the chair of the authority board that obtained financing, built, owns and operates the Convention Center Hotel in Denver, CO. She has served as chair of the board of the Denver Metro Chamber and the Downtown Denver Partnership. She previously served on the board of directors of Empower Trust Company, LLC (“ETC”), Guaranty Bancorp, Houghton Mifflin, a Boston-based publishing company, the Denver Museum of Nature and Science, the Colorado Conservation Trust, and the board of Wellesley College, including seven years as chair of the board. Ms. Klapper received a bachelor’s degree in political science from Wellesley College and a juris doctor law degree at the University of Colorado Law School. Ms. Klapper is the chair of the Board, a member of the Audit and Independent Directors Committees of the Board and has been designated as the chair of the Independent Directors Committee. Ms. Klapper has served as a director since 2007 and chair of the Board since 2016. The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as a director of Empower Funds since 2007.

Mr. James A. Hillary has consented to be named and is currently a member of the Board. He is not an interested person of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hillary is the principal and founding partner of Fios Partners LLC, a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a member of Fios Capital, LLC and Fios Holdings LLC; and sole member of Fios Companies LLC. Mr. Hillary is also the founder and principal of Resolute Capital Asset Partners LLC (“Resolute”), a registered investment adviser. Resolute is the general partner for the Resolute Capital Asset Partners Fund I L.P., a long-short equity hedge fund which Mr. Hillary is the portfolio manager of. Prior to that, Mr. Hillary was the founder, Chairman and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a bachelor’s degree in economics from Rutgers University, a juris doctor law degree from Fordham University School of Law in New York and is a certified public accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The Mizel Institute, John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served on the Board since 2017. The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, his academic experience, and his experience as a director of Empower Funds since 2017.

Mr. R. Timothy Hudner has consented to be named and is currently a member of the Board. He is not an interested person of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hudner is a former board member of ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was Senior Vice President for Operations & Technology and member of the executive committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions including Chief Operations Officer, Chief Technology Officer, President of Janus Service Company as well as Chairman and Chief Executive Officer of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was Vice President of Information Technology at T. Rowe Price Associates and Director of Information Technology for John Hancock Financial Services. He obtained his bachelor’s degree from Dartmouth and a master’s degree in business administration from Boston College. Mr. Hudner has served on the board of commissioners for the Grand Junction Housing Authority; on the board of directors for the Mental Health Center of Denver; the Colorado

State Housing Board; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board. Mr. Hudner has served on the Board since 2017. The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience at other financial companies, his academic experience, and his experience as a director of Empower Funds since 2017.

Mr. Steven A. Lake has consented to be named and is currently a member of the Board. He is not an interested person of Empower Funds, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lake is a managing member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net-worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a member of Gart Capital Partners, LLC and executive member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was Managing Partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a bachelor’s degree in accounting from the University of Maryland and a master’s degree in taxation from the University of Denver. He is a certified public accountant and has earned the accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver graduate tax program, and authored publications on partnership tax planning, consolidated entities tax planning, individual tax planning, and corporate tax planning. He is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board and is the Audit Committee financial expert. Mr. Lake has served on the Board since 2017. The Board considered Mr. Lake’s financial experience, leadership and executive experience, his academic experience, and his experience as a director of Empower Funds since 2017.

Mr. McConahey is currently a member of the Board and is retiring from the Board on May 1, 2026. Mr. McConahey is Chairman of SGM Capital, LLC (“SGM”), a firm focused on private equity investments and management advisory services. He is also a partner of Iron Gate Capital, LLC, a private equity and debt financing firm; chairman of the board of trustees at the Denver Museum of Nature and Science; and a member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Prior to forming SGM in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for Corporate and International Development at Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the regional firm advisory committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s special assistant for intergovernmental affairs. He has served on the boards of the Downtown Denver Partnership, Guaranty Bancorp, IMA Financial Group, Inc., and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. Mr. McConahey received a bachelor’s degree in political science from the University of Wisconsin and a master’s degree in business administration from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board and has been designated as the chair of the Audit Committee. Mr. McConahey has served as a director since 2011. The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as a director of Empower Funds since 2011.

Ms. Kourlis and Mr. Salazar were nominated by the Independent Directors Committee after review. The Independent Directors Committee members reviewed Ms. Kourlis’s and Mr. Salazar’s relevant credentials. The Independent Directors Committee members commented that Ms. Kourlis and Mr. Salazar would augment the Current Directors’ experience and skill sets and also determined that Ms. Kourlis and Mr. Salazar would ably represent the interests of Empower Funds and their shareholders.

There are no arrangements or understandings made in connection with the election of Current Directors or Nominees with respect to the composition of the Board of Directors of ECM or the Board of Directors of Empower Funds or with respect to the selection or appointment of any person to any office with any of them.

The following information is furnished with respect to the Current Directors, Nominees, and officers of Empower Funds:

Independent Directors/Nominees
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee

Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 81	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/President, The Colorado Forum; Director, Gold, Inc.; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	44	Director, Gold, Inc.

James A. Hillary** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Principal and Founding Partner, Fios Partners LLC; Member, Fios Capital, LLC, Fios Holdings LLC; Sole Member, Independence Capital Asset Partners, LLC, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	44	N/A

R. Timothy Hudner*** 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Former Director, Colorado State Housing Board, Grand Junction Housing Authority and Counseling and Education Center	44	N/A

Steven A. Lake**** 8515 East Orchard Road, Greenwood Village, CO 80111 70	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	44	N/A

Independent Directors/Nominees
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee

Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 81	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, IMA Financial Group, Inc.; Chairman, Board of Trustees, Denver Museum of Nature and Science; and former Director, Guaranty Bancorp and IMA Financial Group, Inc.	44	Chairman, Board of Trustees, Denver Museum of Nature and Science

Rebecca L. Kourlis 8515 East Orchard Road, Greenwood Village, CO 80111 72	Nominee	N/A	Co-Founder, Decisioncraft ADR; Founder & Executive Director, Institute for the Advancement of the American Legal System at the University of Denver; and Member, The Colorado Forum	44	Member, Federal Judicial Center Foundation Board; Member, Board of Trustees, Boettcher Foundation, Graland Country Day School, and ADR.com

J. Jesus Salazar 8515 East Orchard Road, Greenwood Village, CO 80111 46	Nominee	N/A	Co-Founder/Chief Executive Officer, Pico AI; Co-Founder/ Chief Executive Officer, Prosono, LLC; Chairman, Board of Trustees, Colorado School of Mines; Vice-Chairman, Pinnacol Assurance; Chairman Emeritus, Colorado Succeeds & Rocky Mountain Public Broadcasting; and Director, Denver Museum of Nature and Science, Elevate Quantum and Energize Colorado	44

Chairman, Board of

Trustees, Colorado

School of Mines;

Vice-Chairman,

Pinnacol Assurance;

Member, Board of

Trustees, Denver

Museum of Nature

and Science;

Director, Elevate

Quantum and

Energize Colorado;

and Chairman

Emeritus, Colorado

Succeeds & Rocky

Mountain Public

Broadcasting

Interested Director/Nominee
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee

Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 42	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM	44	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 42	Director, President & Chief Executive Officer	Since 2020	Executive Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM	44	N/A

Ahmed Abdul- Jaleel 8515 East Orchard Road, Greenwood Village, CO 80111 42	Chief Compliance Officer	Since 2025	Vice President, Compliance Empower Investments, Empower; formerly Assistant Regional Director, Division of Examinations, Investment Advisers/Funds, U.S. Securities and Exchange Commission	N/A	N/A

Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)

Vice President, Deputy

General Counsel &

Corporate Secretary,

Empower, Empower of

America & Empower of NY;

Vice President & Counsel,

ECM; formerly, Vice

President & Counsel,

Empower Funds; Vice

President, Counsel &

Secretary, Empower

Advisory Group, LLC &

EFSI

				N/A	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2021	Vice President, Fund & CLO Administration, Empower; Chief Financial Officer & Treasurer, ECM; Vice President & Treasurer, CITs, ETC; formerly, Assistant Treasurer Empower Funds, ECM & ETC	N/A	N/A

John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 57	Assistant Treasurer	Since 2007	Vice President, Fund Accounting & Expenses, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A

Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 44	Derivatives Risk Manager	Since 2022	Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A

* Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 80th birthday. Pursuant to the Board’s retirement policy, Ms. Klapper and Mr. McConahey will retire from the Board no later than May 1, 2026. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Empower Core Strategies: Inflation-Protected Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a sub-adviser of the Empower Core Bond and Empower Emerging Markets Equity Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.

*** Mr. Hudner has personal investments in a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Empower International Value Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual fund.

**** Mr. Lake has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of Empower Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent

Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in an executive session without the Interested Director and management.

The chair of the Board is Gail Klapper, an Independent Director. The chair presides at all meetings of the Board at which the chair is present. The chair exercises such powers as are assigned to her by the Board, which may include acting as a liaison with service providers, Empower Funds officers, attorneys and other directors between meetings. Except for any duties specified herein or pursuant to Empower Funds’ charter document, the designation of chair does not impose on such director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Empower Funds including, without limitation, the number of Funds that comprise Empower Funds, the net assets of Empower Funds and Empower Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of Empower Funds.

Risk Oversight

Consistent with its responsibility for oversight of Empower Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Empower Funds, ECM, the Distributor, sub-advisers, and other Empower Funds service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of Empower Funds at regular and special meetings of the Board on a variety of matters, including those relating to risk management and valuation. The Board also receives reports on a periodic or regular basis from ECM and Empower Funds’ other primary service providers and meets with sub-advisers on a rotating basis at regular quarterly meetings.

The Board meets with Empower Funds’ Chief Compliance Officer (“CCO”) at least quarterly to discuss compliance issues, and the Board receives a written report from the CCO at least annually that addresses the policies and procedures of Empower Funds, ECM, each sub-adviser, the Distributor, and SS&C Global Investor & Distribution Solutions, Inc., Empower Funds’ transfer agent. Additionally, the Independent Directors meet with the CCO at least annually in executive session.

The Board and the Audit Committee receive regular reports from Empower Funds’ Treasurer regarding internal controls and accounting and financial reporting policies, practices, and procedures. In addition, Empower Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters.

Committees and Board of Directors Meetings

The Board has two standing committees: an Audit Committee and an Independent Directors Committee.

As set out in the Empower Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Empower Funds’ financial accountability and financial reporting by providing a means for Empower Funds’ Independent Directors to be directly informed as to, and participate in the review of, Empower Funds’ audit functions. Another objective is to ensure the independence and accountability of Empower Funds’ outside auditors and provide an added level of independent evaluation of Empower Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Mr. McConahey is the chair of the Audit Committee, and Ms. Klapper,

Mr. Lake, Mr. Hillary, Mr. Hudner, Ms. Kourlis, if elected, and Mr. Salazar, if elected, are the other members of the Audit Committee. The Audit Committee held two meetings during the Funds’ most recently completed fiscal year.

As set forth in the Empower Funds’ Independent Directors Committee Charter in Appendix A, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Empower Funds and its service providers, including the review of Empower Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Empower Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper is the chair of the Committee, and Mr. Hudner, Mr. Hillary, Mr. Lake, Ms. Kourlis, if elected, and Mr. Salazar, if elected, are the other members of the Independent Directors Committee. The Independent Directors Committee held five meetings during the Funds’ most recently completed fiscal year. No director attended fewer than 75% of the aggregate number of Board meetings and Committee meetings, as applicable, held during the year.

The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Empower Funds, for the attention of the chair of the Independent Directors Committee, at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Independent Directors Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a director. The Independent Directors Committee does not evaluate proposed nominees differently based upon who made the proposal.

Compensation

Empower pays all compensation of the Interested Director and the officers of Empower Funds who are also employees of Empower. For the fiscal year ended December 31, 2024, the Independent Directors were paid $7,000 per day for meeting attendance as well as an annual retainer of $180,000, which is paid in quarterly installments. The chair of the Board is paid an annual retainer of $55,000, and the chair of the Audit Committee is paid an annual retainer of $25,000, each of which is paid in quarterly installments. Such compensation aggregated $1,435,000 for 2024 for the Independent Directors listed below. The Independent Directors are also paid for all actual out-of-pocket expenses of such directors relating to attendance at board and committee meetings and conferences of Independent Directors. The following table sets forth for the fiscal year ended December 31, 2024, compensation paid to the Independent Directors. Interested Directors receive no compensation from Empower Funds.

Name of Director/ Nominee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Gail H. Klapper	$326,000	$0	$0	$326,000
R. Timothy Hudner	$271,000	$0	$0	$271,000
James A. Hillary	$271,000	$0	$0	$271,000
Steven A. Lake	$271,000	$0	$0	$271,000
Steven G. McConahey	$296,000	$0	$0	$296,000
Rebecca L. Kourlis*	$0	$0	$0	$0
J. Jesus Salazar*	$0	$0	$0	$0

* Ms. Kourlis and Mr. Salazar were not elected to the Board as of the fiscal year ended December 31, 2024 and therefore received no compensation.

Independent Registered Public Accounting Firm

The Board has selected the firm of Deloitte & Touche LLP (“Deloitte”) to serve as Empower Funds’ independent registered public accounting firm until such time as its successors may be selected.

Deloitte has no direct or indirect financial interest in Empower Funds except for the compensation it receives as the independent registered public accounting firm to Empower Funds. No representative of Deloitte is expected to be present at the Meeting to make a statement or to respond to appropriate questions.

Fees Paid to Deloitte & Touche LLP

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Empower Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,050,700 for fiscal year 2023 and $1,082,655 for fiscal year 2024.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to performance of the audit of Empower Funds’ financial statements and are not reported above were: $44,680 for fiscal year 2023 and $265,941 for fiscal year 2024. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits, fund administration SOC1 testing, and N-1A and N-14 reviews.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2023 and $0 for fiscal year 2024.

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the paragraphs above.

Pre-Approval of Services

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention, all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under Securities Exchange Commission rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

1 No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by the Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

Pre-approval with respect to Non-Empower Funds’ Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to the Audit Committee chair for audit and non-audit services to Empower Funds and non-audit services that relate directly to the operations and financial reporting of Empower Funds, each to be provided by Empower Funds’ auditor, each less than $25,000, and no more than $50,000 in the aggregate for any single quarter.

During fiscal year 2024, 100% of the services described pursuant to the paragraphs above were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by Empower Funds’ accountant for services rendered to Empower Funds, and rendered to Empower Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to Empower Funds for fiscal year 2023 equaled $1,795,449 and for fiscal year 2024 equaled $2,094,252. The Audit Committee has considered the provision of non-audit services by Deloitte to the foregoing entities and has determined that the provision of such services by Deloitte is compatible with Deloitte maintaining its independence.

Vote Required

Shareholders of all Funds will vote collectively on the election of members to the Board. In order to approve this proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required for each Director.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

As of the Record Date, the Funds had the following number of shares of common stock outstanding:

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any sub-adviser of Empower Funds that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Empower Funds’ primary investment adviser.

Fund	Total Outstanding Shares
Empower Aggressive Profile Fund	119,825,081
Empower Bond Index Fund	356,666,408
Empower Conservative Profile Fund	175,655,837
Empower Core Bond Fund	69,137,060
Empower Core Strategies: Flexible Bond Fund	146,606,329
Empower Core Strategies: Inflation-Protected Securities Fund	165,639,208
Empower Core Strategies: International Equity Fund	91,642,906
Empower Core Strategies: U.S. Equity Fund	52,901,864
Empower Emerging Markets Equity Fund	144,396,552
Empower Global Bond Fund	71,057,673
Empower High Yield Bond Fund	74,523,730
Empower Inflation-Protected Securities Fund	48,981,472
Empower International Growth Fund	55,411,120
Empower International Index Fund	204,932,947
Empower International Value Fund	128,283,936
Empower Large Cap Growth Fund	151,960,599
Empower Large Cap Value Fund	202,912,942
Empower Lifetime 2015 Fund	36,999,347
Empower Lifetime 2020 Fund	41,420,607
Empower Lifetime 2025 Fund	114,298,998
Empower Lifetime 2030 Fund	77,531,702
Empower Lifetime 2035 Fund	137,624,575
Empower Lifetime 2040 Fund	57,630,448
Empower Lifetime 2045 Fund	98,439,515
Empower Lifetime 2050 Fund	38,910,405
Empower Lifetime 2055 Fund	57,891,118
Empower Lifetime 2060 Fund	9,190,540
Empower Lifetime 2065 Fund	0
Empower Mid Cap Value Fund	101,533,954
Empower Moderate Profile Fund	292,559,645
Empower Moderately Aggressive Profile Fund	153,686,525
Empower Moderately Conservative Profile Fund	105,955,905
Empower Multi-Sector Bond Fund	118,116,383
Empower Real Estate Index Fund	94,227,151
Empower S&P 500® Index Fund	340,308,260
Empower S&P Mid Cap 400® Index Fund	94,489,796
Empower S&P Small Cap 600® Index Fund	101,522,537
Empower SecureFoundation® Balanced ETF Fund	1,684,021
Empower SecureFoundation® Balanced Fund	71,780,478
Empower Short Duration Bond Fund	56,043,153
Empower Small Cap Growth Fund	20,270,406
Empower Small Cap Value Fund	67,478,836
Empower T. Rowe Price Mid Cap Growth Fund	217,682,625
Empower U.S. Government Securities Fund	62,572,698

Holders of shares of each Fund on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

Beneficial Ownership

To the best knowledge of Empower Funds, as of April 1, 2025, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in Appendix B. Other than as indicated in the table, Empower Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities. As a group, the Directors, Nominees and officers of Empower Funds owned less than 1% of the outstanding shares of each of the Funds.

As of April 1, 2025, the following Directors had beneficial ownership in the Empower Funds as set forth in the table below. The address of each Director of Empower Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

DIRECTOR OWNERSHIP

(HOLDING ANY OUTSTANDING SHARES OF A FUND

AS OF APRIL 1, 2025)

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Independent Directors

Steven A. Lake	$50,001 - $100,000	$50,001 - $100,000

Interested Director

Jonathan D. Kreider	Over $100,000	Over $100,000

PART 3

PROXY VOTING AND OPERATION OF THE MEETING

Shareholders of the Funds

With the exception of the Empower SecureFoundation® Balanced ETF Fund, Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: Inflation-Protected Securities Fund, Empower Core Strategies: International Equity Fund, and Empower Core Strategies: U.S. Equity Fund, shares of the Funds are sold to Permitted Accounts. Shares of the Funds are also sold directly to qualified retirement plans, college savings programs, the Asset Allocation Funds and ECM, which provided initial capital for certain of the Funds.

Shares of the Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: Inflation-Protected Securities Fund, Empower Core Strategies: International Equity Fund, and Empower Core Strategies: U.S. Equity Fund are available through certain broker-dealers, custodians or trustees of IRAs or other financial intermediaries who have entered into agreements with the Distributor.

The Empower SecureFoundation® Balanced ETF Fund is closed to new investors and new contributions by existing shareholders. Shareholders of the Fund may continue to reinvest dividends and capital gains arising from the Empower SecureFoundation® Balanced ETF Fund, but no other forms of contributions are allowed.

Contract Owners of contracts issued through the following separate accounts (the “Separate Accounts”) of Empower of America, Empower of NY, or New England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Funds as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
Empower of America	COLI VUL-2 Series Account	COLI VUL-7 Series Account
	COLI VUL-4 Series Account	COLI VUL-10 Series Account
	FutureFunds Series Account	DB-1 Series Account
	Maxim Series Account	FutureFunds II Series Account
	Pinnacle Series Account	Qualified Series Account
	Retirement Plan Series Account	Variable Annuity-9 Series Account
Trillium Variable Annuity Series Account
Variable Annuity-1 Series Account
Variable Annuity-2 Series Account
Variable Annuity-8 Series Account

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)

Empower of NY	COLI VUL-2 Series Account	COLI VUL-1 Series Account
	Variable Annuity-1 Series Account	FutureFunds II Series Account
	Variable Annuity-2 Series Account	Variable Annuity-9 Series Account
Variable Annuity-8 Series Account

NELICO		TNE Series (k) Account of New England Life Insurance Company

Qualified retirement plans, owners of IRAs, the Asset Allocation Funds and shareholders of the Empower SecureFoundation® Balanced ETF Fund, Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: Inflation-Protected Securities Fund, Empower Core Strategies: International Equity Fund, or Empower Core Strategies: U.S. Equity Fund that directly owned shares of the Funds on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in each Fund as of the Record Date.

With respect to their ownership of Funds, the Asset Allocation Funds intend to vote FOR the proposal in accordance with the recommendation from the Board. The vote of the Asset Allocation Funds may determine the outcome of the shareholder vote.

Voting Procedures

In accordance with applicable law, shares attributable to each Fund held in the Separate Accounts registered with the SEC will be voted on based on instructions received from the Contract Owners who have allocated contract value to such Fund as of the Record Date. The number of votes that a Contract Owner has the right to cast will be determined by applying their percentage interest in a Fund (held through a Separate Account) to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to each Fund held in the Separate Accounts that are not registered with the SEC will also be voted on as described above based on instructions received from Contract Owners who have allocated contract value to such Fund as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which a Fund does not receive instructions and shares owned by ECM, which provided initial capital to certain Funds, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of Contract Owners may determine the outcome of the shareholder vote(s).

The individual named as proxy on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted on at the Meeting, and not subsequently revoked. Unmarked proxies received from Contract Owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions.

Voting instructions to abstain on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote AGAINST). Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Brokers who hold shares in street name for customers generally have discretionary authority to vote on “routine” proposals when they have not received instructions from the beneficial owners of those shares. The election of Directors is a “routine” proposal and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of the proposal. Accordingly, Empower Funds does not expect there will be broker non-votes at the Meeting.

A proxy may be revoked at any time before it is voted by re-voting at the Meeting or sending written revocation, properly executed, to Empower Funds, Inc., 8515 East Orchard Road Greenwood Village, Colorado 80111 with attention directed to the Secretary of Empower Funds before the Meeting or by attending the Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Empower Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the internet.

Quorum and Adjournments of the Meeting

One-third of the outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. The presence of a quorum will be determined collectively for the proposal. A quorum can be established by counting shares held by insurance company separate accounts, qualified retirement plans, IRA owners, the Asset Allocation Funds and other shareholders that are present at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, or for any other legal reason, the person(s) named as proxies may propose one or more adjournments of the Meeting with respect to any or all proposals to permit further solicitation of proxies. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. With respect to each Fund, an adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the person(s) named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on the proposal discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation & Annual Meeting

Empower Funds retained Broadridge Financial Solutions, Inc. for the solicitation, printing and mailing, and other expenses associated with the proxy statement and the annual meeting. Such expenses are estimated to amount to approximately $1,000,000 in total, which will be paid by the Funds subject to their respective expense caps, if applicable. The $1,000,000 represents the total amount of the expense associated with the proxy statement, not just solicitation.

Other Business

Management knows of no other business of Empower Funds, other than that set forth in this Proxy Statement, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the person(s) named in the enclosed Proxy to vote in accordance with their best judgment.

Shareholder Proposals

Empower Funds does not generally hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Empower Funds in writing within a reasonable amount of time before Empower Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at Attn: Secretary, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Shareholder Communications

Shareholders of the Funds who want to communicate with the Board or any individual director should write the applicable Fund to the attention of the Empower Funds Secretary, Ryan Logsdon. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the chair of the Board and the independent legal counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Proxy Statement Delivery

Please note that only one Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact your Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

Financial Statements

Upon request, Empower Funds will furnish shareholders of a Fund, a free copy of the most recent annual and semi-annual reports and Form N-CSR, which includes the Fund’s annual and semi-annual financial statements. Requests should be directed in writing to 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 or by calling (866) 831-7129. The annual or semi-annual reports, or the Fund’s financial statements may also be found on Empower Funds’ website at www.empower.com/investments/empower-funds/fund-documents.

BY ORDER OF THE BOARD OF DIRECTORS,

Ryan L. Logsdon Chief Legal Officer & Secretary

APPENDIX A

EMPOWER FUNDS, INC.

INDEPENDENT DIRECTORS COMMITTEE CHARTER

ADOPTED SEPTEMBER 19, 2013

AS AMENDED FEBRUARY 14, 2019

I.	PURPOSE

The Independent Directors Committee is a committee of the Board of the Fund. Its primary purposes are: (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between the Fund and its service providers, including the review of the Fund’s advisory and distribution arrangements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”); (3) to carry out the responsibilities of independent directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to the Fund’s independent directors that are not specifically delegated to another Board committee.

II.	COMPOSITION

The Independent Directors Committee shall be comprised solely of directors who are independent directors. For purposes of the Independent Directors Committee, a director is independent if he or she is not an “interested person” of the Fund as that term is defined in the 1940 Act.

The members and Chairman of the Independent Directors Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Independent Directors Committee shall meet quarterly, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Independent Directors Committee upon reasonable notice to the other members of the Independent Directors Committee.

A majority of the members of the Independent Directors Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Independent Directors Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Independent Directors Committee shall:

A.	Board Nominations and Functions
1.	Identify and recommend individuals for membership on the Board. The principal criterion for selection of candidates is their ability to:

a.	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

b.	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

c.	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and participate in committee activities as needed.

d.	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

3.	Periodically review independent director compensation and recommend any appropriate changes.

A-1

4.	Determine the process to be followed for the annual evaluation of the performance of the Board.

5.	Review the Board’s Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

B.	Contract Review
1.

Request such information and materials as it believes are reasonably necessary to evaluate the Fund’s management, advisory, sub-advisory and underwriting arrangements. Based upon its review, the Independent Directors Committee shall determine at least annually whether to recommend to the Board that the current arrangements be approved for continuance for the following year.

2.

Request such information and materials as it believes are reasonably necessary to evaluate the Fund’s Rule 12b-1 Plan(s) and related agreements. Based upon its review, the Independent Directors Committee shall determine at least annually whether to recommend to the Board that the Plan(s) and related agreements be approved for continuance for the following year.

C.	Compliance
1.

Meet at least annually with the Fund’s Chief Compliance Officer (“CCO”). In addition, the Independent Directors Committee may meet in executive session from time to time, as it deems appropriate, with the CCO and/or the CCO’s staff outside the presence of management for purposes as it deems appropriate.

2.	Review the CCO’s written annual report to the Board pursuant to Rule 38a-1 under the 1940 Act.

D.	Other Powers and Responsibilities
1.	Review this Charter annually and recommend changes, if any, to the Board.

2.

Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3.	Perform any other activities consistent with this Charter, the Fund’s charter, by-laws and governing law, as the Independent Directors Committee or the Board deems necessary or appropriate.

4.

Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Independent Directors Committee deems necessary or appropriate.

A-2

APPENDIX B

BENEFICIAL OWNERS

(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES

OF THE FUNDS AS OF APRIL 1, 2025)

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Empower Aggressive Profile Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	9,467,114	36.36%
Empower Aggressive Profile Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	15,267,534	13.87%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6,454,132	5.87%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	71,385,938	57.91%
Empower Bond Index Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11,030,021	10.83%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8,643,966	8.49%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8,264,718	8.12%
	Empower SecureFoundation Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	7,627,117	7.49%
	Empower SecureFoundation Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8,947,580	8.79%
	Empower SecureFoundation Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12,102,400	11.89%
Empower Bond Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	243,959,282	88.09%
Empower Conservative Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	515,598	98.63%
Empower Conservative Profile Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	5,647,446	37.72%
	Putnam, LLC	7 Shattuck Road, Andover, MA 01810	1,096,215	14.44%
Empower Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	148,076,763	83.41%
Empower Core Bond Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,124,304	9.22%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,795,820	7.22%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,572,339	6.89%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7,551,820	11.37%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9,663,620	14.55%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,951,559	7.46%
Empower Core Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,324,521	53.71%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	538,383	21.74%
Empower Core Strategies: Flexible Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	146,338,440	92.73%
Empower Core Strategies: Inflation-Protected Securities Fund Institutional Class	Advanced Rotorcraft Technology, Inc.	46757 Fremont Boulevard, Fremont CA 94538	134,886	9.59%
	State Street Bank & Trust - ADP	71 Hanover Rd, Florham Park, NJ 07932	70,136	5.77%
Empower Core Strategies: Inflation-Protected Securities Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	162,878,362	92.61%
Empower Core Strategies: International Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	90,498,731	91.28%
Empower Core Strategies: U.S. Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	51,445,367	91.64%
Empower Emerging Markets Equity Fund Institutional Class	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,333,669	5.19%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,415,490	5.37%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,394,427	9.77%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,790,318	15.09%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,074,692	11.28%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,335,626	5.19%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Empower Emerging Markets Equity Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	97,639,264	90.50%
Empower Global Bond Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,127,404	7.47%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,730,470	5.44%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,446,359	5.02%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10,594,977	15.44%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,311,560	6.28%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13,563,181	19.77%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,941,767	10.12%
Empower Global Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,125,809	53.85%
	COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	135,961	6.49%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	184,642	8.82%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	122,296	5.84%
Empower High Yield Bond Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,694,648	8.87%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,043,818	6.73%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	1,943,180	6.40%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,818,300	12.57%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	1,558,429	5.13%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,894,193	16.12%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,503,705	8.24%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Empower High Yield Bond Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	43,785,850	91.41%
Empower Inflation-Protected Securities Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7,038,125	14.51%
	Empower Lifetime 2025 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,930,406	6.04%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,380,810	6.97%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,705,382	9.70%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,030,294	12.44%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,085,326	6.36%
	Empower Lifetime 2015 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,486,805	9.25%
	Empower Lifetime 2020 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,698,844	9.69%
Empower Inflation-Protected Securities Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	300,192	87.26%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	19,310	5.61%
Empower International Growth Fund Institutional Class	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,343,207	6.21%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,251,463	6.04%
	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,430,695	8.23%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,846,646	12.71%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,116,509	9.50%
Empower International Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	518,359	38.56%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	216,847	14.06%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	179,074	13.32%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	115,590	8.60%
Empower International Index Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,126,178	6.28%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,134,194	6.29%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,966,302	9.08%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,597,435	5.47%
	Empower Lifetime 2040 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,542,974	6.91%
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,802,378	8.83%
	Empower Lifetime 2045 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,337,394	5.08%
	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,440,860	5.23%
	Empower Lifetime 2050 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,734,851	5.68%
Empower International Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	124,642,012	82.05%
Empower International Value Fund Institutional Class	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11,556,696	10.28%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	17,852,659	15.88%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13,352,595	11.88%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,824,191	5.18%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,153,637	5.47%
Empower International Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	3,732,079	23.57%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,611,497	10.19%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	1,567,910	8.68%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	2,904,090	18.36%
Empower Large Cap Growth Fund Institutional Class	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,564,402	8.32%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10,141,362	12.85%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7,587,609	9.61%
	City of Detroit Benefits & Adm	Two Woodward Ave Suite 304, Detroit, MI 48226	4,873,311	6.00%
Empower Large Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	10,735,550	15.09%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	52,574,555	67.08%
Empower Large Cap Value Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	5,727,147	76.05%
Empower Large Cap Value Institutional Class	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	23,263,853	12.57%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	35,959,702	19.43%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	26,902,389	14.54%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11,734,814	6.34%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12,382,826	6.69%
Empower Large Cap Value Investor II Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	4,607,446	45.06%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	3,729,247	36.47%
Empower Lifetime 2015 Fund Institutional Class	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	488,856	6.08%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	947,438	15.74%
	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy Suite 480, Annapolis, MD 21401-2777	2,033,271	33.77%
	City of Durango	949 Second Avenue, Durango, CO 81301-5109	633,091	10.51%
Empower Lifetime 2015 Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,498,011	6.47%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	41,743,024	88.55%
Empower Lifetime 2015 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,639,367	33.47%
Empower Lifetime 2020 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	405,244	14.88%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	1,526,225	38.66%
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	150,815	7.70%
	55 Oriskany Boulevard, Inc.	55 Oriskany Blvd, Yorkville, NY 13495	207,818	6.65%
Empower Lifetime 2020 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	75,949,015	97.53%
Empower Lifetime 2020 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	264,044	28.48%
	R&B Protective Coatings, Inc.	19968 CA-26 P.O. Box 652, Linden, CA 95236	581,288	11.05%
	Richard R. Pucci & Associates	1765 Stout Drive, Ivyland, PA 18974	581,288	7.67%
	Atrium Structural Engineering Inc	2451 Harrison Street, San Francisco, CA 94110	581,288	5.94%
Empower Lifetime 2025 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	2,299,288	5.41%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	2,582,747	5.66%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	2,739,203	10.32%
	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy Suite 480, Annapolis, MD 21401-2777	11,174,231	42.16%
Empower Lifetime 2025 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	115,303,109	89.89%
Empower Lifetime 2025 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8,953,247	34.44%
Empower Lifetime 2030 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	1,656,864	15.04%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	2,950,703	21.16%
	Isola USA Corp.	3100 West Ray Road Suite 301, Chandler, AZ 85226	421,817	6.07%
	South Central Regional Medical Center	1220 Jefferson Street, Laurel, MS 39440	809,448	11.62%
	SPOKANE EYE CLINIC, P.S. & INLAND EMPIRE OPTICAL	427 S. Bernard, Spokane, WA 99204	1,656,864	5.41%
Empower Lifetime 2030 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	130,977,927	94.69%
Empower Lifetime 2030 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	899,488	31.73%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Empower Lifetime 2035 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	3,627,343	7.30%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	3,864,674	9.57%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	2,345,050	5.81%
	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy Suite 480, Annapolis, MD 21401-2777	16,811,898	41.66%
Empower Lifetime 2035 Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	3,334,495	5.53%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	109,414,624	87.40%
Empower Lifetime 2035 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	13,409,653	36.48%
Empower Lifetime 2040 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	1,176,483	18.20%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	2,939,566	30.35%
Empower Lifetime 2040 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	99,290,762	94.29%
Empower Lifetime 2040 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	544,050	25.26%
	Greater Philadelphia Oral Surgery	401 Township Line Road Suite C, Elkins Park, PA 19027	1,538,830	5.00%
Empower Lifetime 2045 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	2,570,699	7.03%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	2,815,406	5.67%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	2,463,557	8.48%
	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy Suite 480, Annapolis, MD 21401-2777	12,469,182	42.92%
Empower Lifetime 2045 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	118,768,797	91.89%
Empower Lifetime 2045 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	8,548,070	32.74%
Empower Lifetime 2050 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	1,147,044	21.56%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	3,085,003	34.59%
Empower Lifetime 2050 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	96,102,486	98.54%
Empower Lifetime 2050 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	393,339	20.83%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Russell Cellular, Inc.	4125 Wilson Creek Marketplace Road, Battlefield, MO 65619	1,324,881	5.82%
Empower Lifetime 2055 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	2,768,911	7.24%
	Metro. Transit Authority	1900 Main P.O. Box 61429, Houston, TX 77208-1429	4,699,587	9.77%
	State of West Virginia Retirement Savings Plan	322 70th Street SE, Charleston, WV 25304	1,952,007	6.06%
	Luminis Health Anne Arundel Medical Center, Inc.	1997 Annapolis Exchange Pkwy Suite 480, Annapolis, MD 21401-2777	14,604,739	45.35%
Empower Lifetime 2055 Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	617,646	5.08%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	31,862,876	86.52%
Empower Lifetime 2055 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	4,652,078	35.67%
Empower Lifetime 2060 Fund Institutional Class	Bank of the Ozarks Inc 401K	P.O. Box 8811, Little Rock, AR 72231	361,633	24.48%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	223,905	15.50%
	South Central Regional Medical Center	1220 Jefferson Street, Laurel, MS 39440	136,647	9.23%
	alliantgroup LP	3009 Post Oak Blvd Suite 2000, Houston, TX 77056	507,907	21.64%
	City of Durango	949 Second Avenue, Durango, CO 81301-5109	79,349	5.49%
Empower Lifetime 2060 Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	21,849,899	96.78%
Empower Lifetime 2060 Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	25,652	11.43%
	Jennifer W. Pennoyer, MD, LLC	47 Jolley Drive, Bloomfield, CT 06002	171,563	30.43%
	Almeida Oil Co, Inc.	33 Hubbels Drive, Mount Kisco, NY 10549, US	26,990	10.74%
	Klamath Child and Family Treatment Center, Inc.	2210 N Eldorado Avenue, Klamath Falls, OR 97601	171,563	11.10%
Empower Lifetime 2065 Fund Institutional Class	Empower Capital Management LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,000	100.00%
Empower Lifetime 2065 Fund Investor Class	Empower Capital Management LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,000	100.00%
Empower Lifetime 2065 Fund Service Class	Empower Capital Management LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	1,000	100.00%
Empower Mid Cap Value Fund Institutional Class	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9,792,067	10.47%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15,127,169	16.18%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11,312,245	12.10%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,940,516	5.28%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,207,774	5.57%
Empower Mid Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,900,640	24.66%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	2,441,751	31.69%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	1,271,816	14.72%
Empower Moderate Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7,700,167	99.14%
Empower Moderate Profile Fund Institutional Class	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	10,141,654	20.41%
	Putnam, LLC	7 Shattuck Road, Andover, MA 01810	2,726,262	18.72%
Empower Moderate Profile Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	19,055,731	7.11%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	215,117,259	73.07%
Empower Moderately Aggressive Profile Fund Institutional Class	Arotech Corporation	1195 Oak Valley Dr, Ann Arbor, MI 48108	5,684,713	8.83%
	Rodelco Electronics Corp.	111 Haynes Court, Ronkonkoma, NY 11779	674,359	7.69%
	Federal Defenders Of San Diego, Inc.	225 Broadway #900, San Diego, CA 92101	5,684,713	7.33%
Empower Moderately Aggressive Profile Fund Investor Class	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7,364,657	5.12%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	120,030,336	74.60%
Empower Moderately Conservative Profile Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	1,330,576	95.28%
Empower Moderately Conservative Profile Fund Institutional Class	Charlton Family Practice, PC	246 Southbridge Street, Charlton, MA 1507	3,470,273	5.77%
	Gardner Family Health Network, Inc	160 East Virginia Street Suite 100, San Jose, CA 95112	3,470,273	5.76%
	HGA	603 Reynolds Dr, Ruston, LA 71270	3,470,273	22.71%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Louisiana National Bank	2001 N. Trenton St, Ruston, LA 71270	3,470,273	7.52%
Empower Moderately Conservative Profile Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	91,174,887	85.27%
Empower Multi-Sector Bond Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,719,059	6.67%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,414,278	5.15%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9,979,820	11.64%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12,779,336	14.90%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	6,549,798	7.64%
	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	14,025,130	10.89%
Empower Multi-Sector Bond Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,787,564	5.50%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	24,523,412	69.84%
Empower Real Estate Index Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8,161,779	15.69%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,305,744	8.28%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7,463,864	14.34%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,375,236	8.41%
Empower Real Estate Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	38,308,924	84.86%
Empower S&P 500® Index Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13,890,794	6.98%
	Empower Lifetime 2030 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	13,137,976	6.60%
	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	18,013,587	9.05%
	Empower Lifetime 2035 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	10,867,937	5.46%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Empower Lifetime 2045 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	15,646,752	7.86%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12,978,344	6.52%
Empower S&P 500® Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	7,303,859	5.24%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	104,565,540	67.36%
Empower S&P Mid Cap 400® Index Fund Class L	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	2,158,863	43.01%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	4,370,378	42.87%
Empower S&P Mid Cap 400® Index Fund Institutional Class	Empower Lifetime 2035 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	1,837,784	5.13%
	Empower SecureFoundation Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	2,686,846	7.49%
	Empower SecureFoundation Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,152,626	8.79%
	Empower SecureFoundation® Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,263,826	11.89%
Empower S&P Mid Cap 400® Index Fund Investor Class	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	42,592,981	73.39%
Empower S&P Small Cap 600® Index Fund Class L	Mass Mutual Life Insurance Company	1295 State St., Springfield, MA 01111	573,493	44.28%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	944,039	36.15%
Empower S&P Small Cap 600® Index Fund Institutional Class	Empower SecureFoundation Balanced Fund Class L	8515 E. Orchard Road, Greenwood Village, CO 80111	2,781,411	7.57%
	Empower SecureFoundation Balanced Fund Institutional Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,263,595	8.89%
	Empower SecureFoundation Balanced Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	4,413,905	12.02%
Empower S&P Small Cap 600® Index Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	4,215,238	6.82%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	42,108,942	61.71%
Empower SecureFoundation Balanced ETF Fund Class A	CUSO - SF Trad IRA	10150 Meanley Drive 1st Floor, San Diego, CA 92131	1,072,377	8.16%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	PNC Maxim SecureFoundation Smart Future NQ	1900 E 9th St, Cleveland, OH 44114	626,274	24.08%
	PNCI SF Smart Future Traditional IRA	1900 E 9th St, Cleveland, OH 44114	1,072,377	44.67%
Empower SecureFoundation Balanced Fund Class L	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	16,113,712	94.75%
Empower SecureFoundation Balanced Fund Institutional Class	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	6,122,777	20.81%
	Variable Annuity 8 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7,073,795	24.03%
	Variable Annuity 9 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	1,479,758	5.03%
	Government of Guam DCP	424 Route 8, Maite, GU, 96927	2,469,462	8.39%
Empower SecureFoundation Balanced Fund Investor Class	The State of Alabama Personnel Board	64 N. Union Street, Montgomery, AL 36130	1,149,066	5.18%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	4,787,573	21.46%
	Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	11,377,393	51.27%
	Schwab Advisor Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	1,198,245	5.40%
Empower SecureFoundation Balanced Fund Service Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	882,296	22.72%
Empower Short Duration Bond Fund Institutional Class	Empower Lifetime 2025 Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,455,783	8.63%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,678,631	9.19%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,433,385	8.57%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11,785,786	29.43%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,418,706	6.04%
Empower Short Duration Bond Fund Investor Class	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	10,001,565	63.20%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	3,092,610	19.54%
Empower Small Cap Growth Fund Institutional Class	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,460,882	12.60%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,802,336	19.47%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	2,844,641	14.57%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	1,241,877	6.36%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	1,310,132	6.71%
Empower Small Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	342,597	58.61%
	Protective Life Insurance Company	2801 U.S. Highway 280 S, Birmingham, AL 35223	41,513	7.10%
	Talcott Resolution Life Insurance Company	1 Griffin Road North Windsor, CT 06095	104,818	17.79%
	Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	52,453	8.97%
Empower Small Cap Value Fund Institutional Class	Empower Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7,144,037	10.93%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	11,029,799	16.87%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8,248,268	12.62%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,592,829	5.50%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,803,744	5.82%
Empower Small Cap Value Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	282,748	15.26%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	172,048	9.28%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	161,462	7.96%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	365,063	19.70%
	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	132,736	7.16%
	Metro-ILA Individual Account Retirement Fund	301 Route 17 North 7th Floor, Rutherford, NJ 07070	136,513	5.66%

Fund:	Entity or Individual:	Address:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Empower T. Rowe Price Mid Cap Growth Fund Institutional Class	The Fifth Third Bancorp 401K Savings Plan	38 Fountain Square Plaza Cincinnati, OH 45263	19,472,013	10.04%
	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	12,348,170	6.36%
Empower T. Rowe Price Mid Cap Growth Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,610,870	6.71%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	15,320,153	58.42%
	COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	1,609,735	6.71%
Empower U.S. Government Securities Fund Institutional Class	Empower Moderate Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	7,791,752	14.33%
	Empower Moderately Aggressive Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	3,169,332	5.83%
	Empower Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9,970,602	18.34%
	Empower Moderately Conservative Profile Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	5,108,947	9.40%
	Mid Atlantic Trust Company	330 S Poplar Ave Pierre, SD, 57501	7,300,025	13.43%
	Empower Retirement, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	16,527,879	22.75%
Empower U.S. Government Securities Fund Investor Class	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,597,992	19.38%
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	1,090,634	13.24%
	Empower Retirement IRA	P.O. Box 173764, Denver, CO 80217-3764	3,006,101	32.61%

*PROXY TABULATOR*
*P.O. BOX 9112*
*FARMINGDALE, NY 11735*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors recommends you vote FOR the following proposal:**

| 1. To elect Directors in the following manner: | For | Against | Abstain |
|---|---|---|---|
| 1a. Gail H. Klapper | ☐ | ☐ | ☐ |
| 1b. Stephen G. McConahey | ☐ | ☐ | ☐ |
| 1c. James A. Hillary | ☐ | ☐ | ☐ |
| 1d. R. Timothy Hudner | ☐ | ☐ | ☐ |
| 1e. Steven A. Lake | ☐ | ☐ | ☐ |
| 1f. Jonathan D. Kreider | ☐ | ☐ | ☐ |
| 1g. Rebecca L. Kourlis | ☐ | ☐ | ☐ |
| 1h. J. Jesus Salazar | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting:**
The Notice of Annual Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com.

---

**EMPOWER FUNDS**
**Annual Shareholder Meeting**
**July 22, 2025 10:00 AM MDT**
**This proxy is solicited on behalf of the Board of Directors**

The shareholder(s) hereby appoint(s) Ryan L. Logsdon as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of EMPOWER FUNDS that the shareholder(s) is/are entitled to vote at the Annual Shareholder Meeting to be held at 10:00 AM MDT, on July 22, 2025, at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**

# Your **Vote** Counts!

**EMPOWER FUNDS**

2025 Annual Shareholder Meeting
Vote by July 21, 2025
11:59 PM ET

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

## You invested in EMPOWER FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Annual Shareholder Meeting. **This is an important notice regarding the availability of proxy materials for the annual shareholder meeting to be held on July 22, 2025.**

## Get informed before you vote

View the Notice of Annual Meeting of Shareholders and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by making a request prior to July 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote in Person at the Meeting*

July 22, 2025
10:00 AM MDT

8515 East Orchard Road
Greenwood Village, Colorado 80111

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors | |
| **Nominees:** | |
| 1a. Gail H. Klapper | For |
| 1b. Stephen G. McConahey | For |
| 1c. James A. Hillary | For |
| 1d. R. Timothy Hudner | For |
| 1e. Steven A. Lake | For |
| 1f. Jonathan D. Kreider | For |
| 1g. Rebecca L. Kourlis | For |
| 1h. J. Jesus Salazar | For |